UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FNB CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The FNB Shareholders for Progress website, available at www.fnbshareholdersforprogress.com, contains information about FNB Corporation’s proposed merger with Virginia Financial Group, Inc. This website was updated on January 14, 2008 to include the following investor presentation, dated January 10, 2008, which was prepared jointly by FNB Corporation and Virginia Financial Group, Inc.:

FNB FNB Corporation

and

virginia FINANCIAL GROUP Virginia Financial Group

A Partnership to Create

Virginia’s Preeminent Community Banking Franchise

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this presentation, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion to earnings that may be realized from the merger as well as other statements of expectations regarding the merger or regarding future results or expectations. Each of VFG and FNB intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of VFG and FNB and the resulting company include but are not limited to: (1) the businesses of VFG and/or FNB may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by VFG and FNB with the SEC. VFG and FNB undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Transaction Rationale for FNB

FNB virginia FINANCIAL GROUP

Creates statewide reach but keeps local focus

Gives FNB the scale needed to better serve its customers

Expected to substantially enhance earnings per share

Increases dividend from $0.84 to $1.01 per year

Enhances competitive position + shareholder value

Virginia’s largest independent commercial bank

Pro Forma Company

($ millions)

Assets: $3,167

Loans (net): 2,293

Deposits: 2,431

Equity: 401

Branches: 62

Charlottesville

Christiansburg

Corporate headquarters

Operating Center headquarters

SNL Financial and Definitive Proxy Statement filed on 1/3/2008

Pro forma data as of 9/30/2007

Creating Virginia’s Preeminent Community Banking Franchise

Virginia Headquartered Public Banks

Rank Institution Total Assets ($MM) Market Cap ($MM)

FNB / Virginia Financial Pro Forma 3,166,979 339.5

1 Carter Bank & Trust 2,568,800 225.0

2 TowneBank 2,483,344 396.5

3 Virginia Commerce Bancorp, Inc. 2,228,309 252.1

4 Union Bankshares Corporation 2,219,032 265.8

5 First Community Bancshares, Inc. 2,174,646 336.0

6 Gateway Financial Holdings, Inc. 1,737,245 141.8

7 Cardinal Financial Corporation 1,677,600 211.5

8 Virginia Financial Group, Inc. 1,586,716 163.0

9 FNB Corporation 1,515,714 175.3

10 Burke & Herbert Bank & Trust Company 1,488,042 246.8

11 First Bancorp, Inc. 904,931 411.1

12 Eastern Virginia Bankshares, Inc. 903,195 102.1

13 National Bankshares, Inc. 859,915 130.0

14 Middleburg Financial Corporation 839,940 97.8

15 Old Point Financial Corporation 827,578 90.5

Source: SNL Financial

Market Data as of 1/4/2008; pro forma data for pending merger as of 9/30/2007

Evaluating a Merger of Equals

Considerations Goals FNB Checklist

Strategic Impact:

Markets of operation Enhance growth prospects

Customer service Improve

Investor interest Expand

Long-term strategic options Increase

Financial Impact:

Earnings per share Materially accretive

Book value (tangible) Equal impact

Capital Neutral to positive

Dividends Increase

Non-financial Impact:

Board representation Equal to proportional ownership

Management roles Equal representation

Ownership vs. Contribution

FNB Contribution

Assets 49.3%

Shareholders’ Equity (Excluding Intangibles) 48.8%

Net Income (Last Twelve Months1) 48.6%

Pro Forma Ownership 52.2%

FNB shareholders will own more than half the company despite contributing less than 50% of earnings, assets, or capital

Source: Definitive Proxy Statement filed on 1/3/2008, pages 32 and 51

(1) Last twelve months ended 3/31/2007

Transaction Summary

Meets criteria for a successful merger of equals transaction

Strategically and financially compelling

Improves the competitive position of the Company

Creates Virginia’s preeminent community banking franchise

Largest independent bank holding company headquartered in Virginia

Combines the best banking talent of both companies

Improved growth profile

Pro forma, FNB will now operate in most of Virginia’s best markets

Creates Virginia’s community bank of choice

Same commitment to localized community banking

Additional Information About the Merger and Where to Find It

In connection with the proposed merger of FNB and VFG, VFG filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-146249) containing a joint proxy statement/prospectus. The Form S-4 was declared effective by the SEC on December 28, 2007, and the definitive joint proxy statement/prospectus was first mailed to shareholders of VFG and FNB on or about January 3, 2008. Each of FNB and VFG may also file with the SEC other documents regarding the proposed merger.

INVESTORS AND SECURITY HOLDERS OF FNB AND VFG ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AS WELL AS ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VFG, FNB, AND THE PROPOSED MERGER.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by FNB and VFG through the website maintained by the SEC at http://www.sec.gov. Free copies of these documents also may be obtained by directing a request by telephone or mail to Virginia Financial Group, Inc., 590 Peter Jefferson Parkway, Suite 250, Charlottesville, Virginia 22911, Attention: Investor Relations (telephone: (434) 964-2211) or FNB Corporation, 105 Arbor Drive, P.O. Box 600, Christiansburg, Virginia 24068, Attention: Investor Relations (telephone: (540) 382-6042) or by accessing VFG’s website at http://www.vfgi.net under “SEC Filings and Other Documents” or FNB’s website at http://www.fnbonline.com under “Investor Relations/SEC Filings.”

The information on VFG’s and FNB’s websites is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings either company makes with the SEC.

VFG and FNB and their directors, certain of their executive officers, and the members of FNB Shareholders for Progress are participants in the solicitation of proxies from the shareholders of VFG and/or FNB, respectively, in connection with the merger. Information about the directors and executive officers of VFG is set forth in the proxy statement for VFG’s 2007 annual meeting of shareholders filed with the SEC on March 28, 2007. Information about the directors and executive officers of FNB is set forth in the proxy statement for FNB’s 2007 annual meeting of shareholders filed with the SEC on March 30, 2007. Information about the members of FNB Shareholders for Progress is contained in Annex F to the joint proxy statement/prospectus. Additional information regarding these participants in the proxy solicitation and their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC.